Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO 364-DAY BRIDGE CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO 364-DAY BRIDGE CREDIT AGREEMENT dated as of August 22, 2018 (this “Amendment”) is entered into among Comcast Corporation, a Pennsylvania corporation (“Borrower”), the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Sky Bridge Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Lenders, the Administrative Agent, and the other persons party thereto entered into that certain 364-Day Bridge Credit Agreement dated as of April 25, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 1 Effective Date, the “Existing Sky Bridge Credit Agreement”; the Existing Sky Bridge Credit Agreement, as amended pursuant to this Amendment, the “Sky Bridge Credit Agreement”); and

WHEREAS, Borrower has requested that the Lenders and Administrative Agent amend the Existing Sky Bridge Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendment. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date (as defined below), the Existing Sky Bridge Credit Agreement (including the exhibits and schedules thereto) shall be amended as follows:

(a)       In Section 1.01 thereof by inserting the following new defined term in appropriate alphabetical order:

“August 2018 Term Loan Credit Agreement” means that certain Term Loan Credit Agreement dated as of August 22, 2018, by and among Comcast Corporation, the lenders party thereto, Bank of America, as administrative agent, and Wells Fargo, as syndication agent.

(b)       In Section 1.01 thereof, by amending the definition of “Commitment” to add the following sentence at the end thereof: “As of August 22, 2018, the aggregate amount of the Commitments of all Lenders is £12,900,000,000.”

(c)       In Section 1.01 thereof, by amending the definition of “Debt Issuance” as follows: (i) replacing the “and” immediately prior to clause (k) thereof with a “,” and (ii) inserting new clauses (l) and (m) immediately prior to the “.” at the end thereof that provide “(l) borrowings under the August 2018 Term Loan Credit Agreement in an aggregate principal amount not to exceed $6,000,000,000 and (m) any additional Indebtedness, incurred after August 22, 2018, to the extent that the Company has completed an additional voluntary reduction of Commitments, prior to the funding of such Indebtedness, that in the aggregate is equal to or exceeds the amount of such additional Indebtedness (or applicable part thereof).”

2.       Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Amendment No. 1 Effective Date”):

(a)       Receipt by Administrative Agent of each of the following, each of which shall be originals, facsimiles or pdf copies unless otherwise specified, each dated on, or in the case of third party certificates, recently before, the Amendment No. 1 Effective Date:

(i)	Executed counterparts of this Amendment, executed and delivered by Borrower, Administrative Agent and the Required Lenders and acknowledged by each Guarantor (provided that the requirements of this clause (i) may be satisfied by customary written evidence reasonably satisfactory to Administrative Agent (which may include electronic transmission of a signed signature page) that such party has signed a counterpart to this Amendment);

(ii)	A certificate of Borrower, dated on or about the Amendment No. 1 Effective Date and executed by a secretary, assistant secretary or Responsible Officer thereof, which shall (A) certify that attached thereto are (x) a true and complete copy of the certificate or articles of incorporation, formation or organization of Borrower certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization of Borrower attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (y) a true and correct copy of the by-laws or operating, management, partnership or similar agreement of Borrower, together with all amendments thereto as of the Amendment No. 1 Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution, delivery and performance of this Amendment, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect (which resolutions may be an extract of additional resolutions adopted concurrently therewith), and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of Borrower authorized to sign this Amendment; and

(iii)	A certificate signed by a Responsible Officer of Borrower certifying that (A) the representations and warranties made by Borrower in the Sky Bridge Credit Agreement, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection therewith, shall be correct in all material respects on and as of the Amendment No. 1 Effective Date, (B) no Default or Event of Default shall have occurred and be continuing and (C) that there has been no event or circumstance since the date of the Reference Statements which has a Material Adverse Effect.

Without limiting the generality of the provisions of Section 10.01 of the Sky Bridge Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed or otherwise become a Lender under this Amendment shall be deemed to have

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consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 1 Effective Date specifying its objection thereto. Administrative Agent (or its counsel) shall promptly notify the Lenders and Borrower in writing of the occurrence of the Amendment No. 1 Effective Date, which shall be conclusive evidence of the occurrence thereof (it being understood that any failure to so notify shall not preclude the occurrence of the Amendment No. 1 Effective Date if all conditions to the occurrence thereof have been met). Notwithstanding anything to the contrary in this Amendment, this Section 2 and the conditions set out in this Section 2 shall cease to apply and be of no further effect on and from the Amendment No. 1 Effective Date.

3.	Effect of Amendment.

(a)       The Existing Sky Bridge Credit Agreement (as amended hereby), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as expressly set forth herein, this Amendment shall not be deemed to be an amendment or modification of any other provisions of the Existing Sky Bridge Credit Agreement or any other Loan Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Existing Sky Bridge Credit Agreement, any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

(b)       Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Sky Bridge Credit Agreement or the Loan Documents.

(c)       The Administrative Agent and the Required Lenders agree that as of the Amendment No. 1 Effective Date, the initial Commitments under the Existing Sky Bridge Credit Agreement have been reduced from £16,000,000,000 to £12,900,000,000, without need for further notice (including pursuant to Section 2.05(a) of the Existing Sky Bridge Credit Agreement) and Schedule 2.01 shall be deemed to have been updated to reflect the revised Commitment Amount.

4.       Miscellaneous.

(a)       Each Loan Party hereby represents and warrants as follows:

(i)       Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(ii)       This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of

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equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)       No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

(b)       This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(c)       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)       This Amendment shall constitute a “Loan Document” for all purposes of the Sky Bridge Credit Agreement and the other Loan Documents.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMCAST CORPORATION

By:	/s/ William E. Dordelman
	Name:	William E. Dordelman
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and as an Administrative Agent

By:	/s/ Brandon Bolio
	Name:	Brandon Bolio
	Title:	Director

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicholas Grocholski
	Name:	Nicholas Grocholski
	Title:	Director

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Sovanna Day-Goins
	Name:	Sovanna Day-Goins
	Title:	Authorized Signatory

By:	/s/ Brady Bingham
	Name:	Brady Bingham
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

MUFG BANK, LTD.,
as a Lender

By:	/s/ Matthew Hillman
	Name:	Matthew Hillman
	Title:	Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Yohei Ibi
	Name:	Yohei Ibi
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Brendan Henegan
	Name:	Brendan Henegan
	Title:	Director

By:	/s/ Karim Remtoula
	Name:	Karim Remtoula
	Title:	Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ William E. Dordelman
	Name:	Allan Kortan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval
	Name:	Annie Dorval
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Paolo de Alessandrini
	Name:	Paolo de Alessandrini
	Title:	Managing Director

By:	/s/ Jenny Shum
	Name:	Jenny Shum
	Title:	Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

DNB CAPITAL LLC,
as a Lender

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	Senior Vice President

By:	/s/ Devan Patel
	Name:	Devan Patel
	Title:	Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

SOCIETE GENERALE,
as a Lender

By:	/s/ Jonathan Logan
	Name:	Jonathan Logan
	Title:	Director

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher J. Vargo
	Name:	Christopher J. Vargo
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Garret Komjathy
	Name:	Garret Komjathy
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

ACKNOWLEDGED AND CONSENTED TO:

Comcast Cable Communications, LLC

By:	/s/ William E. Dordelman
	Name:	William E. Dordelman
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]

ACKNOWLEDGED AND CONSENTED TO:

NBCUniversal Media, LLC

By:	/s/ William E. Dordelman
	Name:	William E. Dordelman
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Sky Bridge Credit Agreement]